UBS Money Series

(renamed “UBS Series Funds”)

Statement of Additional Information Supplement

Supplement to the Statement of Additional Information dated August 28, 2017

Includes:

•	UBS RMA Government Money Market Fund

March 9, 2018

Dear Investor:

The purpose of this supplement is to notify you of a name change.

Effective March 9, 2018, UBS Money Series changed its name to “UBS Series Funds.”

All references in the Statement of Additional Information to “UBS Money Series” are replaced with “UBS Series Funds.”

Also, the following section is added after the section titled “Voting rights” on page 42:

Prior name. Prior to March 9, 2018, UBS Series Funds was known as UBS Money Series.

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION FOR YOUR FUTURE REFERENCE.

ZS-941